REORGANIZATION AND STOCK PURCHASE AGREEMENT

BY AND BETWEEN CANNAGISTICS, INC., AVAILA BIO, INC. AND

CANNAWORX, INC.

T/B/K/A

THE INTEGRITY WELLNESS GROUP, INC.

July 1st, 2021

REORGANIZATION AND STOCK PURCHASE AGREEMENT

This REORGANIZATION AND STOCK PURCHASE AGREEMENT (the “Agreement”) is dated as of July 1st, 2021 (the “Effective Date”), by and among Cannagistics, Inc., a DE corporation (“CNGT”), Availa Bio, Inc., a NV corporation (“AVAILA”) and Cannaworx, Inc. t/b/k/a The Integrity Wellness Group, Inc. (“Cannaworx”), on the other hand. Each of CNGT, AVAILA, and the Cannaworx shall be referred to herein as a “Party” and collectively as the “Parties.”

W I T N E S S E T H

WHEREAS, AVAILA own 100% of the outstanding shares of Cannaworx’s outstanding common stock.

WHEREAS, AVAILA desires to sell and CNGT desires to purchase all of the AVAILA’s shares of Cannaworx in accordance with the terms set forth herein;

WHEREAS, the Parties desire and intend that the transactions contemplated by this Agreement will be a tax- free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE, in consideration of the premises and respective mutual agreements, covenants, representations and warranties herein contained, it is agreed between the Parties hereto as follows:

ARTICLE 1

SALE AND PURCHASE OF THE AVAILA SHARES

1.1                 Sale of the Cannaworx Shares. At the Closing (as defined in Section 4.1), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, AVAILA shall sell to CNGT and CNGT shall purchase from AVAILA, all of the Cannaworx Shares.

1.2                 Purchase Price. As consideration for the purchase of the Cannaworx Shares (the “Purchase Price”), CNGT shall issue AVAILA 4,400,000 shares of CNGT Convertible Preferred “F” stock. The Convertible Preferred “F” and the Convertible Non-Voting Preferred “E” stock certificate of designations are attached hereto as Exhibit “A”. Cannaworx shall become a subsidiary of CNGT.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

OF AVAILA AND CANNAWORX

2.1                 Representations and Warranties of AVAILA and the Cannaworx. To induce CNGT to enter into this Agreement and to consummate the transactions contemplated hereby, AVAILA and Cannaworx, and each of them, represent and warrant as of the date hereof and as of the Closing, as follows:

2.1.1            Authority of AVAILA and the Cannaworx; Transfer of Cannaworx Shares. AVAILA and Cannaworx have the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement, and all of the Exhibits attached hereto, constitutes the legal, valid and binding obligation of AVAILA and Cannaworx. AVAILA shall transfer title in and to the Cannaworx Shares to CNGT free and clear of all liens, security, pledges, encumbrances, charges, restrictions, demands, and claims of any kind or nature whatsoever, whether direct or indirect or contingent.

2.1.2            Existence of Cannaworx. Cannaworx is duly organized, validly existing, and in good standing under the laws of the state of Delaware. It has all requisite power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction wherein the character of the current business transacted by it makes such qualification necessary.

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2.1.3            Capitalization of Cannaworx. The authorized equity securities of Cannaworx consist of 10,000 common Shares of which 100 common shares are issued and outstanding. No other Shares of Cannaworx are issued and outstanding. All of the issued and outstanding Shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and non- assessable. There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by Cannaworx which provide for the purchase, issuance or transfer of any Shares of Cannaworx nor are there any outstanding securities granted or issued by Cannaworx that are convertible into any Shares of Cannaworx, and none are authorized. Cannaworx is not obligated or committed to purchase, redeem or otherwise acquire any of its equity. All presently exercisable voting rights in Cannaworx are vested exclusively in its outstanding Shares, which voting rights are apportioned in accordance with each AVAILA respective ownership percentage of the Shares, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of Cannaworx’s equity securities.

2.1.4           Execution of Agreement. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any Party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which Cannaworx or AVAILA are a party or by which any of them or any of their properties are bound; (b) result in the creation of any security, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of AVAILA or Cannaworx; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on AVAILA or Cannaworx or any of their respective actions.

2.1.5            All taxes, assessments, fees, penalties, and other governmental charges with respect to Cannaworx have been paid

2.1.6            Books and Records. Cannaworx keeps its books, records and accounts (including, without limitation, in accordance with all applicable laws and regulations.

2.1.7            CNGT Shares to be Restricted Securities. AVAILA acknowledges that the CNGT Preferred Shares will be “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (“Rule 144”), will include the customary restrictive legend, and, except as otherwise set forth in this Agreement, that the shares cannot be sold for a period of at least one year from the date of issuance unless registered with the United States Securities and Exchange Commission (the “SEC”) and qualified by appropriate state securities regulators, or unless AVAILA obtains written consent from CNGT and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

2.1.8              Leases. Cannaworx either owns or has valid and existing leases with all facilities where its offices are located or where any of Cannaworxs equipment or other assets are located.

2.1.9              Employment and Consulting Agreements. AVAILA and/or Cannaworx shall execute Employment and/or Consulting Agreements with Emerging Capital Strategies, LTD., James Morrison and Rob Gietl. The Employment and/or Consulting Agreements are attached hereto as Exhibit “B”

2.1.10	Trademark and all rights thereto for Cannaworx, domain and all rights thereto.

2.1.11           Cannaworx shall have no liabilities, shall be current in all tax filings, no litigation or threatened litigation

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF CNGT

3.1                 Representations and Warranties of CNGT. To induce AVAILA and Cannaworx to enter into this Agreement and to consummate the transactions contemplated hereby, CNGT represents and warrants, as of the date hereof and as of the Closing, as follows:

3.1.1            Authority of CNGT. CNGT has the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement, and all of the Exhibits attached hereto, constitutes the legal, valid and binding obligation of CNGT.

3.1.2            Corporate Existence and Authority of CNGT. CNGT is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. It has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

3.1.3            Capitalization of CNGT. The authorized equity securities of CNGT consists of 500,000,000 shares of common stock, no value per share, of which 185,166,659 common shares shall be issued and outstanding as of the date hereof, and 20,000,000 shares of preferred stock, par value $0.001 per share, of which 10,000,000 are issued and outstanding. No other shares of capital stock of CNGT are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. All presently exercisable voting rights in CNGT are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before its Cannaworx. Other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of CNGT’s equity securities.

3.1.4            Subsidiaries. CNGT has the following subsidiaries; Global3pl Logistics Technologies, Inc., Global Transitin Corp., Novi BioSciecne, Inc. and Global3pl, Inc.

3.1.5            Execution of Agreement. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any Party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which CNGT is a party or by which it or any of its properties are bound; (b) result in the creation of any security , lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of CNGT; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on CNGT or any of its actions.

3.1.6              Current Financial Information. CNGT shall be current in its financial reporting obligations to The Securities and Exchange Commission (“SEC”) and OTC Markets. Said reports are available at https://www.otcmarkets.com/stock/CNGT/disclosure. CNGT liabilities shall not exceed $50,000

3.1.7            Solid Bridge Investments, Inc. shall exchange 2,000,000 Series D Preferred shares for 145,000,000 Common shares. Solid Bridge Investments, Inc. Exchange Agreement is attached hereto as Exhibit “C”

3.1.8            Rob Gietl shall exchange 2,000,000 Series D Preferred shares for 145,000,000 Common shares. Rob Gietl Exchange Agreement is attached hereto as Exhibit “D”

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3.1.9              Emerging Growth Advisors, Inc. shall exchange 6,000,000 Series D Preferred shares for 900,000 Series E Convertible Preferred shares. Emerging Growth Advisors, Inc. Exchange Agreement is attached hereto as Exhibit “E”

3.1.10         Preferred Series A, B, C and D shall be cancelled. Written Consent is attached hereto as Exhibit “F”

3.1.11         Employment and Consulting Agreements. CNGT shall execute Employment and/or Consulting Agreements with Leonard Tucker, LLC., Cimarron Capital, Inc. and CKM Consulting, Inc. The Employment and/or Consulting Agreements are attached hereto as Exhibit “B”

ARTICLE 4

CLOSING AND DELIVERY OF DOCUMENTS

4.1                 Closing. The Closing (the “Closing”) shall take place at the offices of CNGT, on or about July 1st, 2021, or at such other place, date and time as the Parties may agree in writing (the “Closing Date”).

4.2	Deliveries by CNGT. At the Closing, CNGT shall deliver the following:

4.2.1	CNGT shall deliver to AVAILA:

(a)                  written consent of the approval of this Agreement and the herein described transactions by CNGT’s Board of Directors. Written consent is attached hereto as Exhibit G.

(b)                  an officer’s certificate, executed by the President of CNGT. Officers certificate is attached hereto as Exhibit H.

(c)                   the CNGT Preferred Shares subject to no liens, security, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever shall be delivered as soon as practicable after closing;

4.2.2	AVAILA shall deliver to CNGT:

(a)                  written consent of the approval of this Agreement and the herein described transactions by AVAILA’s Board of Directors. Written consent is attached hereto as Exhibit I.

(b)                  an officer’s certificate, executed by the President of AVAILA. Officers certificate is attached hereto as Exhibit J.

(c)                   a confirmation of good standing, dated within ten (10) days prior to the Closing Date, evidencing the good standing status of Cannaworx. Cannaworx confirmation of good standing is attached hereto as Exhibit K.

(d)	the Cannaworx Financial statement. Cannaworx shall have 0 liabilities.

(e)                   the Cannaworx Shares executed and ready for transfer subject to no liens, security, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever. The Cannaworx Shares are attached hereto as Exhibit M.

ARTICLE 5

CONDITIONS, TERMINATION, AMENDMENT AND WAIVER

5.1                 Conditions Precedent. This Agreement, and the transactions contemplated hereby, shall be subject to the following conditions precedent:

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5.1.1            The obligation of CNGT to pay the Purchase Price and to satisfy its other obligations hereunder shall be subject to the fulfillment (or waiver by CNGT), at or prior to the Closing, of the following conditions, which AVAILA agrees to use its best efforts to cause to be fulfilled:

(a)                  Representations, Performance. If the Closing Date is not the date hereof, the representations and warranties contained in Section 2.1 hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date, except as affected by the transactions contemplated hereby; AVAILA and Cannaworx shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date; and AVAILA shall have delivered to CNGT a certificate dated the Closing Date, and signed by its President to the effect set forth above in this section.

(b)                  Consents. Any required consent to the transactions contemplated by this Agreement shall have been obtained or waived.

(c)                   Litigation. No suit, action, arbitration or other proceeding or investigation shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain material damages or other material relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which is likely to affect materially the value of Cannaworx.

(d)                  Proceedings and Documentation. All proceedings of Cannaworx in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such proceedings, shall be satisfactory in form and substance to CNGT and CNGT’s counsel, and CNGT and CNGT’s counsel shall have received all such receipts, documents and instruments, or copies thereof, certified if requested, to which CNGT is entitled and as may be reasonably requested.

(e)                   Property Loss. No portion of Cannaworx’s assets shall have been destroyed or damaged or taken by condemnation under circumstances where the loss thereof will not be substantially reimbursed to CNGT through the proceeds of applicable insurance or condemnation award.

(f)                   Consents and Approvals. All material licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental or regulatory bodies which are (1) necessary to enable CNGT to fully operate the business of Cannaworx as contemplated from and after the Closing shall have been obtained and be in full force and effect, or (2) necessary for the consummation of the transactions contemplated hereby, shall have been obtained. Any notices to or consents of any party to any agreement or commitment constituting part of the transactions contemplated hereby, or otherwise required to consummate any such transactions, shall have been delivered or obtained.

(g)                   As of the Closing Date, Cannaworx does not have a bank account, does not have any outstanding debits and/or credits, and all accounts payable if any will have been timely paid in accordance with their terms.

5.1.2            The obligation of AVAILA to deliver the Cannaworx Shares and to satisfy their other obligations hereunder shall be subject to the fulfillment (or waiver by AVAILA and Cannaworx), at or prior to the Closing, of the following conditions, which AVAILA agrees to use its best efforts to cause to be fulfilled:

(a)                  Representations, Performance. If the Closing Date is not the date hereof, the representations and warranties contained in Section 3.1 hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date, except as affected by the transactions contemplated hereby; AVAILA shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(b)                  Proceedings and Documentation. All corporate and other proceedings of CNGT in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such corporate proceedings, shall be satisfactory in form and substance to AVAILA and AVAILA’s counsel, and

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AVAILA and AVAILA’s counsel shall have received all such receipts, documents and instruments, or copies thereof, certified if requested, to which AVAILA is entitled and as may be reasonably requested.

5.2                 Termination. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated, and the transactions contemplated hereby may be abandoned prior to the Closing Date only by the mutual consent of all of the Parties.

5.3                 Waiver and Amendment. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof. The failure or delay of any Party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such Party’s right at a later time to enforce the same. No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

ARTICLE 6

COVENANTS, INDEMNIFICATION

6.1                 To induce CNGT to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made, AVAILA and Cannaworx covenant and agree as follows:

6.1.1            Notices and Approvals. AVAILA and Cannaworx agree: (a) to give all notices to third parties which may be reasonably necessary or deemed desirable by CNGT in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use its best efforts to obtain all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by CNGT in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use its best efforts to obtain all consents and authorizations of any other third parties necessary or deemed desirable by CNGT in connection with this Agreement and the consummation of the transactions contemplated hereby.

6.1.2            Information for CNGT’s Statements and Applications. AVAILA, its employees, accountants and attorneys shall cooperate fully with CNGT in the preparation of any statements or applications made by CNGT to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish CNGT with all information concerning AVAILA and Cannaworx reasonably necessary or deemed desirable by CNGT for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

6.1.3            Access to Information. CNGT, together with its appropriate attorneys, agents and representatives, shall be permitted to make the full and complete investigation of AVAILA and Cannaworx and have full access to all of the books and records of Cannaworx during reasonable business hours. Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

6.2                 To induce AVAILA and Cannaworx to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made, CNGT covenants and agrees as follows:

6.2.1            Access to Information. AVAILA, together with its appropriate attorneys, agents and representatives, shall be permitted to make the full and complete investigation of CNGT and have full access to all of the books and records of the other during reasonable business hours. Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

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6.3	Indemnification.

6.3.1            Indemnity of AVAILA and Cannaworx. CNGT agrees to indemnify, defend and hold AVAILA and Cannaworx harmless from and against any and all Losses (as hereinafter defined) arising out of or resulting from the breach by CNGT of any representation, warranty, covenant or agreement of CNGT contained in this Agreement or the schedules and exhibits hereto. For purposes of Section 6.3, the term “Losses” shall mean all damages, costs and expenses (including reasonable attorneys’ fees) of every kind, nature or description, it being the intent of the Parties that the amount of any such Loss shall be the amount necessary to restore the indemnified party to the position it would have been in (economically or otherwise), including any costs or expenses incident to such restoration, had the breach, event, occurrence or condition occasioning such Loss never occurred. Notwithstanding the foregoing provisions of this section, no claim for indemnification shall be made by AVAILA or the Cannaworx under this Section unless and until the aggregate amount of all Losses of AVAILA and the Cannaworx in respect thereof shall exceed $5,000. CNGT’s liability under this Section shall not exceed the Purchase Price.

6.3.2            Indemnity of CNGT. AVAILA hereby agrees to indemnify, defend and hold CNGT harmless from and against any and all Losses arising out of or resulting from the breach by AVAILA of any representation, warranty, agreement or covenant contained in this Agreement or the exhibits and schedules hereto, including, without limitation, the failure to disclose any liabilities or material contracts or agreements. CNGT shall have the right to offset any Losses incurred and actually paid against any amounts due from CNGT to AVAILA, however, any offset shall not act as CNGT’s sole remedy. Notwithstanding the foregoing provisions of this Section, no claim for indemnification shall be made by CNGT under this Section unless and until the aggregate amount of all Losses of CNGT in respect thereof shall exceed $5,000.

6.3.3	Indemnification Procedure.

(a)   An indemnified party shall notify the indemnifying party of any claim of such indemnified party for indemnification under this Agreement within thirty days of the date on which such indemnified party or an executive officer or representative of such indemnified party first becomes aware of the existence of such claim. Such notice shall specify the nature of such claim in reasonable detail and the indemnifying party shall be given reasonable access to any documents or properties within the control of the indemnified party as may be useful in the investigation of the basis for such claim. The failure to so notify the indemnifying party within such thirty-day period shall not constitute a waiver of such claim but an indemnified party shall not be entitled to receive any indemnification with respect to any additional loss that occurred as a result of the failure of such person to give such notice.

In the event any indemnified party is entitled to indemnification hereunder based upon a claim asserted by a third party (including a claim arising from an assertion or potential assertion of a claim for Taxes), the indemnifying party shall be given prompt notice thereof, in reasonable detail. The failure to so notify the indemnifying party shall not constitute a waiver of such claim but an indemnified party shall not be entitled to receive any indemnification with respect to any Loss that occurred as a result of the failure of such person to give such notice. The indemnifying party shall have the right (without prejudice to the right of any indemnified party to participate at its expense through counsel of its own choosing) to defend or prosecute such claim at its expense and through counsel of its own choosing if it gives written notice of its intention to do so not later than twenty days following notice thereof by the indemnifying party or such shorter time period as required so that the of the indemnified party would not be materially prejudiced as a result of its failure to have received such notice; provided, however, that if the defendants in any action shall include both an indemnifying party and an indemnified party and the indemnified party shall have reasonably concluded that counsel selected by the indemnifying party has a conflict of because of the availability of different or additional defenses to the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the indemnifying party. If the indemnifying party does not so choose to defend or prosecute any such claim asserted by a third party for which any indemnified party would be entitled to indemnification hereunder, then the indemnified party shall be entitled to recover from the indemnifying party, on a monthly basis, all of its attorneys’ reasonable fees and other costs and expenses of litigation of any nature whatsoever incurred in the defense of such claim. Notwithstanding the assumption of the defense of any claim by an indemnifying party pursuant to this

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paragraph, the indemnified party shall have the right to approve the terms of any settlement of a claim (which approval shall not be unreasonably withheld).

(b)    The indemnifying party and the indemnified party shall cooperate in furnishing evidence and testimony and in any other manner which the other may reasonably request, and shall in all other respects have an obligation of good faith dealing, one to the other, so as not to unreasonably expose the other to an undue risk of loss. The indemnified party shall be entitled to reimbursement for out-of-pocket expenses reasonably incurred by it in connection with such cooperation. Except for fees and expenses for which indemnification is provided pursuant to Section 6.3 or Section 6.4, as the case may be, and as provided in the preceding sentence, each party shall bear its own fees and expenses incurred pursuant to this paragraph (b).

ARTICLE 7

POST CLOSING

7.1                 Reverse Stock Split: Subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) CNGT shall reverse split its common stock 1 for 100.

7.2                 Stock Subscriptions: CNGT shall use its best efforts to complete a $5,000,000 placement of equity securities pursuant to Regulation A of the Securities Act of 1933. The first proceeds raised pursuant to the Reg A shall pay back the $350,000 Promissory Note. The CNGT $350,000 Promissory Note is attached hereto as Exhibit O.

7.3                 Other Agreements: CNGT shall retain professionals including advisors, legal, accounting and auditors as needed.

7.4                 Name Change: Subject to FINRA approval, CNGT’s name/stock symbol may be changed.

7.5	Articles of Inc.: Shall be amended as necessary to effect the transactions called for by the letter.
7.6	The Officers and Directors of Cannaworx shall be Rob Gietl, President and Jim Morrison, Director.

ARTICLE 8 MISCELLANEOUS

8.1                 Expenses. Except as otherwise specifically provided for herein, whether or not the transactions contemplated hereby are consummated, each of the Parties hereto shall bear the cost of all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such Party’s covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants’ fees and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such fees and expenses of the Parties hereto shall be paid prior to Closing.

8.2                 Notices. Any notice, request, instruction or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be delivered by facsimile or overnight courier to the following addresses:

To CNGT:

Mr. James Zimbler, CEO Cannagistics, Inc.

2110 5th Ave.

Ronkonkoma, NY 11779

Phone: 631-806-1420

E-mail: jzimbler@cannagistics.io To AVAILA and/or Cannaworx:

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Mr. Jim Morrison President

Availa Bio, Inc.

Cannaworx, Inc. t/b/k/a The Integrity Wellness Group, Inc.

725 Grand Ave

Suite 201

Ridgefield, NJ 07657

201-941-2100

E-mail: jmorrison@availabio.com

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. Notice shall be conclusively deemed given at the time of delivery if made during normal business hours, otherwise notice shall be deemed given on the next business day.

8.3                 Entire Agreement. This Agreement, together with the schedules and exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement, or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

8.4                 Survival of Representations. All statements of fact (including financial statements) contained in the schedules, the exhibits, the certificates or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective Party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a Party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any Party hereto, notwithstanding that such Party knew or should have known at the time of Closing that such right or remedy existed.

8.5                 Incorporated by Reference. All documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

8.6                 Remedies Cumulative. No remedy herein conferred upon any Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

8.7                 Execution of Additional Documents. Each Party hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

8.8                 Finders’ and Related Fees. Each of the Parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said Party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

8.9                 Governing Law. This Agreement has been negotiated and executed in the State of Florida and shall be construed and enforced in accordance with the laws of such state.

8.10              Forum. Each of the Parties hereto agrees that any action or suit which may be brought by any Party hereto against any other Party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Palm Beach County, Florida and no other jurisdiction.

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8.11              Attorneys’ Fees. Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to arbitration, the prevailing Party shall be reimbursed by the non-prevailing Party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys’ fees exclusive of such amount of attorneys’ fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

8.12              Binding Effect and Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives and assigns.

8.13              Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written herein above.

Cannagistics, Inc. (“Cannagistics”)

By: /s/ James W. Zimbler

James W. Zimbler, CEO

Cannaworx, Inc. t/b/k/a The Integrity Wellness Group, Inc. (“Cannaworx”)

By: /s/ Jim Morrison

Jim Morrison, President

Availa Bio, Inc. (“Availa”)

By: /s/ Jim Morrison

Jim Morrison, President

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